SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

ORPHAN MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24760	41-1784594
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Suite 250, 13911 Ridgedale Drive, Minnetonka, MN	55305	(952) 513-6900
(Address of principal executive offices)	(zip code)	(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.

Other Events.

On April 14, 2004, the Company announced the filing of a Form S-3 registration statement with the Securities and Exchange Commission.

Item 7.

Financial Statements and Exhibits

Exhibit 99.1 - Press release dated April 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2004

ORPHAN MEDICAL, INC.

/s/ Timothy G. McGrath

Timothy G. McGrath

Chief Financial Officer

(duly authorized officer and

principal financial officer)

EXHIBIT INDEX

Exhibit

Number                              Description

99.1

Press release dated April 14, 2004.